                                                                    EXHIBIT 10.2

                                CREDIT AGREEMENT
                                ----------------

     This CREDIT AGREEMENT (this "Agreement") is made and dated as of July 21,
                                  ---------
1997, by and between SUMITOMO CORPORATION, a Japanese corporation (the

"Lender"), and PIXTECH, INC., a Delaware corporation (the "Borrower").
 ------                                                    --------

                                    RECITALS
                                    --------

     A. The Borrower has requested the Lender to extend credit to the Borrower, and the Lender has agreed to do so.

     B. The Borrower and the Lender desire to set forth herein the mutually agreed upon terms and conditions of such credit extension.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT
                                   ---------

1.        Definitions
          -----------

     1.1  Specific Definitions:  For purposes of this Agreement, the terms set
          --------------------
forth below shall have the following meanings:

     "Affiliate" means with respect to any Person (the "Specified Person"), (a)
      ---------                                         ----------------
any Person other than the Specified Person directly or indirectly controlling, controlled by or under direct or indirect common control with, the Specified Person, or (b) any Person who is a commissioner, director or executive officer
(i) of the Specified Person, (ii) of any Subsidiary of such Specified Person or
(iii) of any Person described in clause (a) above. For purposes of this definition, the term "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day
      ------------
on which banks in San Francisco, California, New York, New York , London, the United Kingdom, or Tokyo, Japan are authorized or obligated to close their regular banking business.

     "CEA Letter" shall have the meaning given such term in Section 4.1 (g).
      ----------                                            ---------------

     "CEA License Agreement" shall have the meaning given such term in Section
      ---------------------                                            -------
4.1 (g).
-------

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the
      ----
rules and regulations issued thereunder as from time to time in effect.

     "Collateral" shall have the meaning given such term in Section 2.10.
      ----------                                            ------------

     "Common Stock" shall mean the common stock, par value $0.01 per share, of
      ------------
the Borrower.

     "Contractual Obligation" shall mean as to any Person any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Conversion" or "Conversion Rights" shall mean the exchange of, or the
      ---------------------------------
rights to exchange, the principal amount of the Convertible Loan, or any part thereof, for the Borrower's fully paid and nonassessable Common Stock on the terms and conditions set forth in the Convertible Note.

     "Conversion Shares" shall mean the shares of Common Stock issued upon
      -----------------
Conversion of the Convertible Note.

     "Convertible Loan" shall have the meaning given such term in Section 2.2.
      ----------------                                            -----------

     "Convertible Note" shall have the meaning given such term in Section 2.6.
      ----------------                                            -----------

     "Deed of Guaranty" has the meaning given such term in Section 2.10.
      ----------------                                     ------------

     "Deed of Mortgage" has the meaning given such term in Section 4.1 (f)
      ----------------                                     ---------------

     "Default" shall mean an event which but for the lapse of time or the giving
      -------
of notice, or both, would constitute an Event of Default.

     "Default Rate" shall have the meaning given such term in Section 2.4.
      ------------                                            -----------

     "Dollar" and "$" each mean the lawful currency of the United States of
      ------       -
America.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended, and the rules and regulations issued thereunder as from time to time in effect.

     "ERISA Affiliate" shall mean each trade or business, including the
      ---------------
Borrower, whether or not incorporated, which together with the Borrower would be treated as a single employer under Section 4001 of ERISA.

     "Event of Default" shall have the meaning given such term in Section 9
      ----------------                                            ---------
below.

     "Existing Licensing Agreements" shall mean the agreements identified on
      -----------------------------
Exhibit A.
---------

     "Funding Date" shall mean the date the conditions precedent set forth in
      ------------
Section 4 below have been satisfied and the Loans are funded.
----------

     "GAAP" shall mean general accepted accounting principles in the United
      ----
States of America in effect from time to time, consistently applied.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indebtedness" of any Person shall mean all items of indebtedness which, in
      ------------
accordance with GAAP and industry practices, would be included in determining liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of any other Person assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

     "Indemnified Parties" shall have the meaning given such term in Section 7.9
      -------------------                                            -----------
below.

     "Intercompany Agreement" shall have the meaning given such term in Section
      ----------------------                                            -------
2.10.
----

     "Interest Period" shall mean (a) initially, the period beginning on the
      ---------------
Funding Date and ending on the three (3)-month anniversary of the Funding Date and (b) thereafter, the period beginning on the last day of the previous Interest Period and ending on the three (3) month anniversary thereof; provided,
                                                                       --------
however, that (i) any Interest Period that begins on a day for which there is no
-------
numerically corresponding day in the calendar month during which such Interest Period is to end shall end on the last day of such calendar month, and (ii) no Interest Period shall extend beyond the Maturity Date.

     "Lien" shall mean any security interest, mortgage, pledge, privilege, lien,
      ----
claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

     "Lien Certificate" shall have the meaning specified in Section 4.1 (c).
      ----------------                                      ---------------

     "Loan Documents" shall mean this Agreement, the Notes, the Security
      --------------
Documents, and each other document, instrument or agreement executed by the Borrower or any guarantor in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

     "Loans" shall mean the Straight Loan and Convertible Loan.
      -----

     "Material Adverse Effect" shall mean (a) a material adverse change in, or a
      -----------------------
material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower and PixTech S.A. taken as a whole which, in the good faith judgment of the Lender, is reasonably likely to impair the ability of the Borrower to make payments hereunder; (b) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or PixTech S.A. which, in the good faith judgment of the Lender, is reasonably likely to impair the ability of the Borrower or PixTech S.A. to perform any of their respective obligations under the Loan Documents (other than the Borrower's payment obligations hereunder) and to avoid any Event of Default; (c) a material adverse event caused by the actions or failure to act on the part of the Borrower or PixTech S.A. which affects the legality, validity, binding effect or enforceability against the Borrower or PixTech S.A. of any Loan Document which, in the good faith judgment of the Lender, is reasonably likely to impair the ability of the Lender to enforce the Notes or the other Credit Documents; or (d) a material adverse effect on the value or marketability of the Collateral caused by an action taken or a failure to act on the part of the Borrower or PixTech S.A. which, in the good faith judgment of the Lender, is reasonably likely to impair the ability of the Lender to realize sufficient value in any orderly liquidation of the Collateral.

     "Maturity Date" shall mean the earliest of: (a) the thirty-six (36)-month
      -------------
anniversary of the Funding Date, (b) the date the Loans, all interest thereon and all other amounts payable hereunder have been paid in full, and ( c) the date the Loans are accelerated pursuant to Section 9 below.
                                           ---------

     "1933 Act" shall mean the Securities Act of 1933, as amended.
      --------

     "1934 Act" shall mean the Securities and Exchange Act of 1934, as amended.
      --------

     "Notes" shall have the meaning given such term in Section 2.6 below.
      -----                                            -----------

     "Obligations" shall mean any and all debts, obligations and liabilities of
      -----------
the Borrower to the Lender arising out of or related to the Loan Documents (whether principal, interest, fees or otherwise, now existing or hereafter arising, whether voluntary or involuntary, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created or incurred, and whether or not extended, modified, rearranged, restructured, refinanced or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations or liabilities).

     "Person" shall mean any corporation, natural person, firm, joint venture,
      ------
partnership, trust, unincorporated organization, government or any department or agency of any government.

     "PixTech S.A." shall mean PixTech S.A., a French company having its
      ------------
registered office at Rousset (13790), Avenue Olivier Perroy.

     "Plan" shall mean any plan subject to Title IV of ERISA maintained for
      ----
employees of the Borrower or any ERISA Affiliate (and any such plan no longer maintained by the Borrower or any of its ERISA Affiliates to which the Borrower or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

     "Principal Repayment Date" shall mean each of the eighteen (18)-month,
      ------------------------
twenty-four (24)-month, thirty (30)-month and the thirty-six (36)-month anniversary of the Funding Date.

     "Prime Rate" shall mean the prime rate publicly announced by The Chase
      ----------
Manhattan Bank, New York from time to time; provided, however, that if The Chase
                                            --------  -------
Manhattan Bank, New York shall for any period of time cease to announce publicly its prime rate, the Lender during such period shall determine the applicable rate based upon the prime commercial lending rate of other financial institutions selected by the Lender in its sole discretion. Each change in the Prime Rate shall be effective on the date such rate changes, as announced publicly by The Chase Manhattan Bank, New York or such other financial institution, without notice to the Borrower.

     "Requirements of Law" shall mean as to any Person the Certificate of
      -------------------
Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" shall mean the chief executive officer, the president
      -------------------
or an executive vice president of the Borrower and, as to financial matters, the chief financial officer of the Borrower.

     "Security Documents" shall mean the Lien Certificate, the Intercompany
      ------------------
Agreement, the Deed of Guaranty, the Deed of Mortgage, the CEA Letter, the minutes of the Board of Directors of PixTech S.A. referenced in Section 4.1 (k)
                                                                ---------------
and all additional documents, instruments and agreements delivered by the Borrower or any other Person pursuant to Section 3.1 below.
                                         -----------

     "Straight Loan" shall have the meaning given such term in Section 2.1
      -------------                                            -----------

     "Straight Loan Note" shall have the meaning given such term in Section 2.6
      ------------------                                            -----------

     "Subsidiary" shall mean any Person with respect to which Borrower holds,
      ----------
directly or indirectly, more than fifty percent (50%) of the equity having ordinary voting power to elect the board of directors, managers or trustees of such Person (irrespective of whether or not at the time stock of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

     1.2  Other Interpretative Provisions.
          -------------------------------

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (b) The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (c) Unless otherwise expressly provided herein, references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

          (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (e) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Lender and the Borrower and are the products of both parties. Accordingly, they shall not be construed against the Lender, merely because of the Lender's involvement in their preparation.

     1.3  Accounting Principles.
          ---------------------

          Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

2.        Loan Facilities.
          ---------------

     2.1  Straight Loan.  On the terms and subject to the conditions set forth
          --------------
herein, the Lender agrees that on the Funding Date it shall make a term loan to the Borrower in the amount of $5,000,000.00 (the "Straight Loan"). Subject to
                                                  -------------
the prepayment provisions of Section 2.8 and acceleration of the Straight Loan
                             ------------
pursuant to Section 9 the Borrower shall repay to the Lender the principal
            ----------
amount of the Straight Loan in four (4) equal installments, each in the amount of $1,250,000.00, on each Principal Repayment Date.

     2.2  Convertible Loan.  On the terms and subject to the conditions set
          ----------------
forth herein, the Lender agrees that on the Funding Date it shall make a term loan to the Borrower in the amount of $5,000,000.00 (the "Convertible Loan").
                                                          ----------------
Subject to the prepayment provisions of Section 2.8, the conversion rights set
                                        ------------
forth in the Convertible Note, and the acceleration of the Convertible Loan pursuant to Section 9 the Borrower shall repay to the Lender the principal
            ----------
amount of the Convertible Loan in a single installment on the Maturity Date.

     2.3  Interest.  The Borrower shall pay interest on the outstanding
          --------
principal balance of each of the Loans from the Funding Date to but not including the date of payment at a rate per annum equal to the sum of: (i) the Prime Rate, plus (ii) three-quarters of one percent (0.75%). The Borrower shall
            ----
pay all interest accrued on the Loans for each Interest Period, in arrears, on the last day of each Interest Period; provided, however, that the Borrower shall
                                      --------  -------
pay all accrued interest on the Loans then outstanding on the Maturity Date.

     2.4  Default Interest.  Notwithstanding anything to the contrary contained
          ----------------
herein, on any date on which there shall have occurred and be continuing an Event of Default, any and all Obligations then due and payable shall bear interest at a per annum rate (the "Default Rate") equal to the sum of: (i) the Prime Rate, plus (ii) one and
      ------------                                            ----
three-quarters percent (1.75%).

     2.5  Highest Lawful Rate of Interest.  Anything herein to the contrary
          -------------------------------
notwithstanding, the obligations of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the Lender would be contrary to the provisions of any law applicable to the Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by the Lender, and in such event the Borrower shall pay the Lender interest at the highest rate permitted by applicable law.

     2.6  Notes.  The obligation of the Borrower to repay the Straight Loan
          -----
shall be evidenced by a note payable to the order of the Lender in the form of that attached hereto as Exhibit B (the "Straight Loan Note"), and the obligation
                        ---------       ------------------
of the Borrower to repay the Convertible Loan shall be evidenced by a note payable to the order of the Lender in the form of that attached hereto as

Exhibit C (the "Convertible Note", and together with the Straight Loan Note, the
---------       ----------------
"Notes").
 -----

     2.7  Computations.  All computations of interest and fees payable hereunder
          ------------
shall be based upon a year of three hundred sixty (360) days for the actual number of days elapsed.

     2.8  Prepayments.  The Borrower may, upon at least ten Business Days'
          -----------
notice to the Lender, prepay the Straight Loan only, in whole or in part, in amounts of $500,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and shall not thereafter be revocable by the Borrower. If such notice is given, the Borrower shall make such prepayment, and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid and any amounts required pursuant to
Section 2.9 that have been properly notified to the Borrower at least three Business Days prior to such prepayment. Principal amounts prepaid shall be applied to reduce the remaining scheduled repayments of the Straight Loan in the inverse order of maturity (including the repayment to be made on the Maturity
Date).

     2.9  Funding Losses.  The Borrower shall reimburse, without duplication
          --------------
with any other indemnity pursuant hereto, the Lender and hold the Lender harmless from any loss or expense which the Lender may reasonably sustain or incur as a consequence of:

          (a) the failure of the Borrower to make any payment of principal of the Convertible Loan or any payment or prepayment of principal of the Straight Loan when due (including payments made after any acceleration thereof);

          (b) the failure of the Borrower to make any prepayment after the Borrower has given a notice in accordance with Section 2.8 above; or

          (c) the prepayment of the Straight Loan on a day which is not the last day of the relevant Interest Period.

     2.10 Use of Proceeds.
          ---------------

          (a) The entire proceeds of the Loan shall be lent by the Borrower to PixTech S.A.:

              (i) In accordance with a loan agreement which shall be executed prior to the availability of the proceeds of the Loan and according to which PixTech S.A. shall be liable vis-a-vis the Borrower under the same provisions as expressed herein (the "Intercompany Agreement"); and

              (ii) Subject to the execution by PixTech S.A. of a notarial deed to be executed in front of the notary as selected by the Lender, according to which PixTech S.A., with the prior written approval of its Board of Directors, shall be a joint guarantor of the Borrower vis-a-vis the Lender, with a waiver of any right to claim a prior prosecution of the Borrower by the Lender (the "Deed of Guaranty"); and

              (iii) Such guarantee being secured by a mortgage to be registered on the property owned by PixTech S.A. at Rousset as per a deed of acquisition dated June 27, 1996 (the "Land") and on the constructions built on this site in accordance with a construction permit no. PC 13 087 95 L0049 (the Constructions," collectively with the Land, the "Collateral")

          (b) PixTech S.A. shall deposit such proceeds in an account with the Worms Bank, to serve as security for a guarantee to be issued by Worms Bank for the benefit of Unipac Optoelectronics Corp. ("Unipac"), all as contemplated in the Display Foundry Agreement entered into between Unipac and PixTech S.A.

          (c) In reliance upon such guarantee, Unipac will obtain financing that will facilitate the installation at Unipac's manufacturing facility of volume production equipment for the manufacture of field emission displays incorporating proprietary technology of the Borrower and PixTech S.A.

     2.11 Nature and Place of Payments.  All payments made on account of the
          ----------------------------
Obligations arising hereunder:

          (a) shall be made by the Borrower, without setoff or counterclaim, in Dollars in immediately available funds, free and clear of, and without deduction, set-off or withholding for or on account of, present or future income or other taxes, levies, imposts, duties or charges of any nature imposed in the United States (all such taxes, levies, imposts, duties or charges, "Taxes"); and
                                                                    -----
if any Taxes are required to be withheld from any principal, interest, fees or other amounts payable to the Lender hereunder or under the other Loan Documents, the amounts so payable shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) the amount of such principal, interest, fees or other amounts intended to be paid hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents; provided,
                                                                  --------
however, that notwithstanding the foregoing, the Lender agrees to absorb Taxes
-------
required to be withheld by the Borrower from payments of interest made pursuant to Section 2.3 (and excluding interest payable under Section 2.4) provided that the rate at which such Taxes are required to be absorbed does not exceed ten percent (10%);

          (b) must be received by the Lender by 10:00 a.m. (Tokyo time) on the day of payment, it being expressly agreed and understood that if a payment is received after 10:00 a.m. (Tokyo time) by the Lender, such payment will be considered to have been made by the Borrower on the next succeeding Business Day and interest thereon shall be payable by the Borrower at the Default Rate during such extension; and

          (c) shall be made to the Lender at The Bank of Tokyo-Mitsubishi, Ltd., Head Office, account number 9015100 or to such office or accounts as the Lender may notify the Borrower in writing from time to time.

     2.12 Payments on Business Days.  If any payment required to be made by the
          -------------------------
Borrower hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension; provided that if such extension would cause such payment to be made
           --------
in the next succeeding calendar month, such payment shall be made on the next preceding Business Day.

     2.13 Allocation of Payments Received.  All amounts received by the Lender
          -------------------------------
on account of the Obligations hereunder shall be applied by the Lender as follows:

          (a) first, to the payment of expenses incurred by the Lender in the enforcement of its rights under the Loan Documents, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

          (b) then, to the Lender in payment of all other outstanding Obligations and interest accrued thereon until such amounts have been paid in full for application in such order as the Lender may elect; and

          (c) then, to such Persons as may be legally entitled thereto.

3.   Collateral; Conversion of Convertible Loan.
     ------------------------------------------

     3.1  Collateral Security; Additional Documents.  As collateral security for
          -----------------------------------------
the Obligations, the Borrower shall execute and deliver and shall cause PixTech S.A. to execute and deliver to the Lender each of the Security Documents to which such Person is a party. The Borrower further agrees to execute and deliver or to cause PixTech S.A. to execute and deliver to the Lender from time to time such confirmatory and supplemental security agreements, financing statements, consents of and notices to third parties and such documents, instruments and agreements, including, without limitation, relating to the creation or perfection of Liens under any relevant state or Federal law, or the law of any relevant foreign jurisdiction as the Lender may reasonably request which are in the Lender's judgment necessary or desirable to obtain for the Lender the benefit of the Security Documents and the Collateral.

     3.2  Stock Conversion Rights.  The Convertible Note shall be exchangeable
          -----------------------
for shares of the Borrower's common stock on such terms and in such amounts as shall be stated in the Convertible Note. The holders of the stock issued upon exercise of the right of conversion as provided in the Convertible Note shall be entitled to all of the rights of the Lender as stated in this Agreement or the other Loan Documents to the extent such rights are specifically stated to survive the conversion of the Convertible Note.

     3.3  Registration Rights.  The holders of shares of common stock of the
          -------------------
Borrower issued upon the conversion of the Convertible Note shall be entitled to the rights as provided in Section 10 of this Agreement.
                          -----------

4.   Conditions to Making the Loans.
     ------------------------------

     As conditions precedent to the obligations of the Lender to make the Loans:

     4.1  Documentation.  The Borrower shall have delivered or shall have caused
          -------------
to be delivered to the Lender each of the following (which, if not in the English language, shall be accompanied by an English translation thereof):

          (a) A duly executed counterpart of this Agreement;

          (b) A duly executed original of each of the Notes;

          (c) A certificate of the relevant local land registrar of a recent date showing the Collateral to be free of any and all Liens (the "Lien
                                                                  ----
Certificate");
-----------

          (d) A certified copy of the executed Intercompany Agreement;

          (e) A certified copy of the Deed of Guaranty;

          (f) A certified copy of a notarial deed of mortgage (the "Deed of
                                                                    -------
Mortgage") registered on the Land and the Constructions in form and substance
--------
satisfactory to Lender and its counsel (the "Deed of Mortgage");
                                             ----------------

          (g) An executed original letter to the Lender from the Commissariat a l'Energie Atomique ("CEA") or other appropriate documentation reflecting CEA's agreement to pay to the Lender, upon the occurrence of any Event of Default,
[   ]* of any and all royalties received by CEA pursuant to the CEA License
Agreement, in form and substance satisfactory to the Lender (the "CEA Letter");
                                                                  ----------

          (h) A duly executed original of each of the other Security Documents, each in form and substance satisfactory to Lender and its counsel;

          (i) Evidence that all documents (including, without limitation, Uniform Commercial Code or other financing statements) required or advisable to be obtained, filed, registered or recorded in order to create, in favor of the Lender, a perfected Lien with a priority acceptable to the Lender on the Collateral shall have been properly obtained, filed, registered or recorded in each office in each jurisdiction in which such filings, registrations and recordations are required;

          (j) Such credit applications, financial statements, authorizations and such information concerning the Borrower, PixTech S.A. and their respective businesses, operations and condition (financial and otherwise) as any Lender may reasonably request;

          (k) Certified copies of resolutions of the Boards of Directors of the Borrower and PixTech S.A. approving the execution, delivery and performance of the Loan Documents to which such Person is a party, including without limitation with respect to PixTech S.A., certified copies of minutes of the Board of Directors approving in advance the loan contemplated in the Intercompany Agreement, the mortgage by way of "caution hypothecaire" to be registered for an amount of FF 1OM on the Collateral contemplated in the Deed of Mortgage, and granting full authority to any person of Lender's choice, with the power of such person to substitute any third party at his or her option, to execute the Deed of Mortgage in favor of the Lender of the Collateral for an amount of FF 1OM (if the documents provided under this Section are not in the English language, the accompanying English translation shall be certified as to accuracy and completeness by counsel to the Borrower or PixTech S.A., as the case may be);

          (l) A certificate or certificates of the Secretary, Assistant Secretary or other appropriate officer of each of the Borrowers and PixTech S.A. certifying the names and true signatures of the officers of such Person authorized to sign the Loan Documents to which such Person is a party;

          (m) A copy of the Certificate of Incorporation or similar organizational document of the Borrower and PixTech S.A., certified by the Secretary of State or other official of the state or jurisdiction of incorporation of such Person as of a recent date;

          (n) A copy of the Articles of Incorporation and Bylaws or other similar organizational documents of the Borrower and PixTech S.A., certified by the Secretary, Assistant Secretary or other appropriate officer of such Person as of the Funding Date as being accurate and complete;

          (o) A certificate of authority and good standing as of a recent date for the Borrower from the Secretary of State of the State of Delaware and for PixTech S.A. from the appropriate official of its jurisdiction of incorporation;

          (p) Certificates of all insurance policies covering any tangible asset which may be included in the Collateral, including without limitation such policies as are required to


* Confidential Treatment Requested
be carried by the Borrower and PixTech S.A. pursuant to the terms of the Loan Documents, showing the Lender named as loss payee or named insured, as applicable, thereunder; and

          (q) Opinions of counsel for the Borrower and PixTech S.A. in form and substance satisfactory to the Lender and its counsel.

     4.2  Amounts Payable.  All amounts payable hereunder on or prior to the
          ---------------
Funding Date shall have been paid.

     4.3  Distribution and Financing Agreement.  The Distribution and Financing
          ------------------------------------
Agreement dated July 21, 1997 between the Borrower and the Lender shall be in full force and effect.

     4.4  Other Acts.  All acts and conditions and things (including, without
          ----------
limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in compliance with all applicable laws.

     4.5  Other Documentation.  All documentation, including, without
          -------------------
limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be in form and substance reasonably satisfactory to the Lender and its counsel, and the Lender and its counsel shall have received any and all further information and documents, which the Lender and its counsel may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper authorities and the Borrower.

     4.6  Representations and Warranties True.  The representations and
          -----------------------------------
warranties of the Borrower and PixTech S.A. contained in the Loan Documents shall be true and correct.

     4.7  No Default or Event of Default.  There shall not have occurred a
          ------------------------------
Default or an Event of Default.

5.   Representations and Warranties of the Borrower
     ----------------------------------------------

     As an inducement to the Lender to enter into this Agreement and to make the Loans, the Borrower represents and warrants to the Lender, as of the date hereof and as of the Funding Date, that:

     5.1  Financial Statements.  Any and all financial information which has
          --------------------
been delivered to the Lender with respect to the Borrower or PixTech S.A. is accurate and complete in all respects and has been prepared in accordance with GAAP.

     5.2  No Material Adverse Change.  Since the date of the most recent
          --------------------------
financial information provided to the Lender, there has been no Material Adverse Effect.

     5.3  Corporate Existence; Compliance with Law.  Each of the Borrower and
          ----------------------------------------
PixTech S.A.: (1) is duly organized, validly existing and in good standing as a corporation under the laws of its jurisdiction of incorporation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a Material Adverse Effect, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a Material Adverse Effect.

     5.4  Corporate Power; Authorization; Enforceable Obligations.  Each of the
          -------------------------------------------------------
Borrower and PixTech S.A. has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. The Loan Documents have been duly executed and delivered on behalf of the Borrower and PixTech S.A. and constitute legal, valid and binding obligations of such Persons enforceable against such Persons in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

     5.5  No Legal Bar.  The execution, delivery and performance of the Loan
          ------------
Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law binding upon or any Contractual Obligation of the Borrower or PixTech S.A. or create or result in the creation of any Lien (except the Liens created by the Security Documents) on any assets of either of the Borrower or PixTech S.A.

     5.6  No Material Litigation.  No litigation, investigation or proceeding of
          ----------------------
or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or PixTech S.A. or against any of such Persons' properties or revenues which is likely to have a Material Adverse Effect.

     5.7  Taxes.  Each of the Borrower and PixTech S.A. has filed or caused to
          -----
be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Borrower or PixTech S.A. has established adequate reserves in conformity with GAAP.

     5.8  Investment Company Act.  None of the Borrower, PixTech S.A. nor any
          ----------------------
Subsidiary of the Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     5.9  Subsidiaries.  Attached hereto as Exhibit D is an accurate and
          ------------                      ---------
complete list of all Subsidiaries of the Borrower existing at the date hereof, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Borrower. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

     5.10 Federal Reserve Board Regulations.  Neither the Borrower nor PixTech
          ---------------------------------
S.A. is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U of the Board of Governors of the Federal Reserve System (as from time to time in effect and any successor to all or any portion thereof).
No part of the proceeds of the Loans issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

     5.11 Assets.  Each of the Borrower and PixTech S.A. has good and
          ------
marketable title to all property and assets reflected in the financial statements referred to in Section 5.1 above, except property and assets sold or
                          ------------
otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof.

     5.12 Securities Acts.  Neither the Borrower nor PixTech S.A. has issued
          ---------------
any unregistered securities in violation of the registration requirements of
Section 5 of the 1933 Act, or any other law or is violating any rule, regulation or requirement under the 1933 Act, or the 1934 Act. Neither the Borrower nor PixTech S.A. is required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Notes.

     5.13  Consents, etc.  No consent, approval, authorization of, or
           --------------
registration, declaration or filing with any Person, including, without limitation, any Governmental Authority, is required on the part of the Borrower or PixTech S.A. in connection with the execution and delivery of the Loan Documents (other than filings to perfect the Liens granted by such Persons to the Lender under the Loan Documents) or the performance of or compliance with the terms, provisions and conditions or thereof.

     5.14  Regulated Entities.  Neither the Borrower nor PixTech S.A. is subject
           ------------------
to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.15  Intellectual Property.  Each of Borrower and PixTech S.A. has
           ---------------------
sufficient title and ownership of, or rights with respect to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, formulas, and processes (collectively, "Intellectual Property") necessary for
                                        ---------------------
its business as now conducted and as proposed to be conducted, without any conflict with or infringement of the rights of others. Except for the Existing Licensing Agreements, there are no outstanding options, licenses, or agreements of any kind relating to the Borrower's and PixTech S.A.'s Intellectual Property, nor is the Borrower or PixTech S.A. bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other Person except for the Licensing Agreement dated as of September 17, 1992 between Commissariat a l'Energie Atomique and PixTech S.A. (formerly known as Pixel International, S.A.) (the "CEA License Agreement"). Neither the Borrower nor PixTech S.A. have received any communications alleging that the Borrower or PixTech S.A. have violated or, by conducting its business as proposed, would violate any of the Intellectual Property rights of any other Person. To the Borrower's knowledge, none of its employees or the employees of PixTech S.A. is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Borrower or PixTech S.A. or that would conflict with the Borrower's or PixTech S.A.'s business as proposed to be conducted. Neither the carrying on of the Borrower's or PixTech S.A.'s business by the employees of the Borrower and PixTech S.A., nor the conduct of the Borrower's or PixTech S.A.'s business as proposed will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which the Borrower or PixTech S.A. or, to the Borrower's knowledge, any of its employees or the employees of PixTech S.A., is now obligated.

     5.16  ERISA.  There are no Plans for the Borrower or any of its ERISA
           -----
Affiliates.

     5.17  Insurance.  The properties of the Borrower and PixTech S.A. are
           ---------
insured with financially sound and reputable insurance companies (not Affiliates) acceptable to the Lender, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower and PixTech S.A. operate.

     5.18  Capitalization and Voting Rights.  The authorized capital stock of
           --------------------------------
the Borrower consists of (a) 30,000,000 shares of Common Stock, of which 13,747,303 shares are issued and outstanding, and (b) 1,000,000 shares of undesignated preferred stock, $0.01 par value per share, none of which are issued and outstanding. Except as set forth on Exhibit E, there are not
                                                ---------
outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Borrower of any shares of its capital stock. The Borrower is not a party or subject to any agreement or understanding, and, to the Borrower's knowledge, there is no agreement or understanding between any Persons, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Borrower.

     5.19  Valid Issuance of Shares.
           ------------------------

           (a) The Conversion Shares, when issued, sold and delivered upon conversion of the Convertible Note, will be duly and validly issued, fully paid and nonassessable and, based in part upon the Borrower's representations herein, will be issued in compliance with all applicable securities laws.

           (b) The currently outstanding shares of capital stock of the Borrower are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable securities laws.

     5.20  Full Disclosure.  None of the representations or warranties made by
           ---------------
the Borrower or PixTech S.A. in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or PixTech S.A. in connection with the Loan Documents contains or will contain any untrue statement of a material fact or omits or will omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

6.   Responsibilities and Warranties of the Lender.
     ---------------------------------------------

     The Lender hereby represents and warrants to the Borrower that, as of the date hereof and as of the Funding Date, that:

     6.1   Authorization.  This Agreement constitutes its valid and legally
           -------------
binding obligation, enforceable in accordance with its terms.

     6.2   Purchase Entirely for Own Account.  This Agreement is made with the
           ---------------------------------
Lender in reliance upon the Lender's representations to the Borrower, which by the Lender's execution of this Agreement the Lender hereby confirms, that the Conversion Shares to be received by the Lender will be acquired for investment for the Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Lender further represents that the Lender does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third person, with respect to any of the Conversion Shares.
The Lender represents that it has full power and authority to enter into this Agreement.

     6.3   Investment Experience.  The Lender acknowledges that it can bear the
           ---------------------
economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Conversion Shares contemplated hereby.

     6.4   Restricted Securities.  The Lender understands that the Conversion
           ---------------------
Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Lender represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     6.5   Legends.  It is understood that the certificates evidencing the
           -------
Conversion Shares may bear one or all of the following legends:

           (a) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred, assigned or hypothecated unless there is an effective registration statement under the Act covering such securities, the sale is made pursuant to Rule 144 or its successor rule under the Act or the Company receives an opinion of counsel satisfactory to the Company that an exemption from such registration is available."

           (b) Any legend required by applicable U.S. state law.

7.   Affirmative Covenants
     ---------------------

     The Borrower hereby covenants and agrees with the Lender that, as long as any Obligations remain unpaid, the Borrower shall:

     7.1   Reporting Requirements.  Furnish or cause to be furnished to the
           ----------------------
Lender:

           (a) Within 120 days after the last day of each fiscal year of the Borrower, the consolidated and consolidating balance sheets of the Borrower as at the end of, and the related statements of income, shareholders' equity and cash flows for such year, and the comparative financial statements as at the end of, and for, the preceding fiscal year all prepared in accordance with GAAP accompanied by an opinion, which opinion shall be unqualified and otherwise satisfactory to the Lender, of Ernst & Young or any other internationally-recognized firm of independent certified public accountants.

           (b) Within forty-five (45) days after the last day of each fiscal quarter (other than the last fiscal quarter in the Borrower's fiscal year), (a) the consolidated and consolidating balance sheets of the Borrower as of the end of, and the related statements of income, shareholders' equity and cash flows for such fiscal quarter for the period from the beginning of the then current fiscal year to the end of such quarter, and (b) the comparative financial statements as at the end of, and for, the corresponding period in the preceding fiscal year, in each case, consistent with prior practice, together with a certificate of a Responsible Officer of the Borrower stating that such financial statements are presented fairly in accordance with GAAP subject only to year-end audit adjustments.

           (c) Promptly, such additional financial and other information, including, without limitation, financial statements of the Borrower or PixTech S.A., if available to the Borrower, as the Lender may from time to time reasonably request.

     7.2   Payment of Indebtedness.  And shall cause each of its Subsidiaries to
           -----------------------
pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all of such Person's Indebtedness (including taxes), except Indebtedness being contested in good faith and for which provision is made to the satisfaction of the Lender for the payment thereof in the event the Borrower or any Subsidiary is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Borrower or such Subsidiary.

     7.3   Maintenance of Existence and Properties.  And shall cause each of its
           ---------------------------------------
Subsidiaries to maintain its corporate existence and maintain all rights, privileges, licenses, approvals, franchises, properties and assets, necessary or desirable in the normal conduct of its business, as presently conducted and all other rights, privileges and franchises necessary in the normal conduct of its business, keep its properties useful or necessary in its business in good working order and condition, and from time to time make all needed repairs, renewals and replacements thereto.

     7.4   Inspection of Property; Books and Records; Discussions.  And shall
           ------------------------------------------------------
cause each of its Subsidiaries (1) to keep proper books of record and account on the same fiscal year basis as maintained on the date of this Agreement in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and (2) permit representatives of the Lender (i) to visit, inspect and examine and make abstracts from and copies of any of its books and records relating to the Collateral at any reasonable time and as often as may reasonably be desired by the Lender, and (ii) with prior notice to the Borrower or any Subsidiary, to discuss the business, operations, properties and financial and other condition of the Borrower and any such Subsidiary with the officers and directors of such Person and with its independent certified public accountants.

     7.5   Notices.  Within ten (10) days after the occurrence of any such
           -------
event, give written notice to the Lender of: (a) the occurrence of any Default or Event of Default, the details of such Default or Event of Default and the action which the Borrower proposes to take with respect thereto; (b) any litigation or proceeding affecting the Borrower, PixTech or the Collateral which could have a Material Adverse Effect; and (c) any other event the Borrower believes could have a Material Adverse Effect.

     7.6   Expenses.  Immediately upon notice from the Lender, pay all
           --------
reasonable out-of-pocket expenses (including fees and disbursements of counsel) of the Lender incident to the enforcement of payment of the Obligations and any other rights of the Lender under the Loan Documents, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Borrower. The obligations of the Borrower under this
Section 7.6 shall be effective and enforceable whether or not the Loans are made
-----------
hereunder and shall survive payment of all other Obligations and the conversion of the Convertible Note into common stock of the Borrower.

     7.7   Loan Documents.  Use the proceeds of the Loans as contemplated by
           --------------
Section  2.10 and comply with and observe all terms and conditions of the Loan
-------------
Documents.

     7.8   Insurance.  Maintain insurance with responsible and reputable
           ---------
insurance companies or associations (which shall not be Affiliates of the Borrower) in such amounts and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the same general areas in which the Borrower operates; and, in any event, maintain the insurance required under the Loan Documents.

     7.9   Indemnification.  Indemnify and hold harmless the Lender and each of
           ---------------
its Affiliates, directors, officers, employees, attorneys and agents (the "Indemnified Parties") from and against all damages and liabilities
--------------------
(collectively and severally, "Losses") assessed against any of them resulting
                              ------
from the claims of any party relating to or arising out of the Loan Documents or the transactions contemplated thereby, except for Losses caused by the gross negligence or willful misconduct of such Indemnified Party, and reimburse the Lender and each other Indemnified Party for any expenses (including the fees and disbursements of legal counsel) reasonably incurred in connection with the investigation of, preparation for or defense of any actual or threatened claim, action or proceeding arising therefrom (including any such costs of responding to discovery request or subpoenas), regardless of whether the Lender or such other Indemnified Person is a party thereto. It is acknowledged and agreed by the Borrower that the indemnification rights of the Indemnified Parties hereunder are in addition to and cumulative with all other rights of the Indemnified Parties, including, without limitation, the right of the Lender to damages against the Borrower for breach of its obligations hereunder. With reference to the provisions set forth above in this Section 7.9 for payment by
                                                    -----------
the Borrower of attorneys' fees incurred by the Indemnified Parties in any action or claim brought by a third party, the Borrower shall, if it admits liability hereunder to the Lender or any other such Indemnified Party, diligently defend the Lender and each other such Indemnified Party and diligently conduct the defense. If the Lender or any other such Indemnified Party desires to engage separate counsel, it may do so at its own expense; provided, however, that such limitation on the obligation of the Borrower to pay
--------  -------
the fees of separate counsel for the Lender or any other such Indemnified Party shall not apply if the Lender or any other such Indemnified Party, respectively, has retained said separate counsel because of a reasonable belief that the Borrower is not diligently defending it and/or not diligently conducting the defense and so notifies the Borrower. The obligations of the Borrower under this Section 7.9 shall survive payment in full of all
                           -----------
other Obligations and conversion of the Convertible Note into common stock of the Borrower.

     7.10  Compliance with Laws, Etc.  Comply with all applicable laws, rules,
           -------------------------
regulations and orders with respect to which noncompliance could have a Material Adverse Effect.

     7.11  Cooperation.  Execute and deliver to the Lender any and all
           -----------
instruments, documents and agreements and do or cause to be done from time to time any and all other acts reasonably deemed necessary or desirable by the Lender to effect the provisions and purposes of the Loan Documents.

8.   Negative Covenants
     ------------------

     The Borrower hereby agrees that, as long as any Obligations remain unpaid, the Borrower shall not, directly or indirectly through any Subsidiary:

     8.1   Indebtedness.  Create, incur, assume or suffer to exist any
           ------------
Indebtedness, except:

           (a) Indebtedness under the Loan Documents;

           (b) Indebtedness reflected in the financial statements described in
Section 5.1; and

           (c) Indebtedness incurred after the date hereof in the ordinary course of business.

     8.2   Liens.  Create, incur, assume or suffer to exist, any Lien upon any
           -----
of the Collateral, except Liens in favor of the Lender.

     8.3   Consolidation and Merger.  (a) Liquidate, wind up or dissolve itself
           ------------------------
(or suffer any liquidation or dissolution), or (b) convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or (c) enter into any merger, consolidation or amalgamation, unless the Borrower is the surviving entity.

     8.4   Sale of Collateral.  Sell, lease, assign, transfer or otherwise
           ------------------
dispose of any of the Collateral or any interest therein.

     8.5   Conduct of Business, Etc.
           ------------------------

           (a) Engage in any business activities substantially different from the Borrower's current business activities; or

           (b) change the accounting policies or principles on which its financial statements are prepared or presented.

     8.6   Modifications to Contracts.  Amend, modify or waive any of the
           --------------------------
provisions of the Contractual Obligations other than in the ordinary course of business.

     8.7   Transactions with Affiliates.  Purchase, acquire or lease any
           ----------------------------
property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management or similar fee agreement with any Affiliate, or enter into any other transaction or arrangement or make any payment to (including, without limitation, on account of any management fees, service fees, home office charges, consulting fees, technical services charges or tax sharing charges) or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate on terms which are not arm's length.

     8.8   ERISA.  Neither the Borrower nor any ERISA Affiliate shall adopt,
           -----
establish, maintain, sponsor, administer, contribute to, participate in, or incur any material liability under or obligation to contribute to, any Plan or incur any material liability to provide post-retirement welfare benefits in violation of any Requirement of Law.

     8.9   Assignment of Royalties.  The Borrower agrees that immediately upon
           -----------------------
the occurrence of an Event of Default, it shall assign to the Lender [      ]*
of all royalty payments pursuant to, and other amounts due and payable under, the agreements identified as items 1, 2, 3 and 6 on Exhibit A hereto.

9.   Events of Default
     -----------------

     Upon the occurrence of any of the following events (each an "Event of
                                                                  --------
Default"):
-------

     9.1 The Borrower shall fail to pay any principal or interest on the Loans or any other Obligation under the Loan Documents on the date when due; or

     9.2 Any representation or warranty made by the Borrower or PixTech S.A. in any Loan Document or in connection with any Loan Document shall be materially inaccurate or incomplete in any respect on or as of the date made; or

     9.3 The Borrower or PixTech S.A. shall fail to maintain its corporate existence; or

     9.4 The Borrower shall default in any material respect in the observance or performance of any covenant or agreement contained in Section 2.10 and any
                                                         -------------
such default continues for five (5) days after any Responsible Officer of the Borrower obtains knowledge of such default; or

     9.5 The Borrower shall fail to observe or perform in any material respect any other term or provision contained in this Agreement or in the other Loan Documents and such failure shall continue for thirty (30) days after any Responsible Officer of the Borrower obtains knowledge thereof; or

     9.6   The Borrower shall default in any payment of principal of or interest
on any Indebtedness in excess of [              ]* (other than the Obligations
or any Indebtedness to        [       ]* not exceeding [            ]* or, any
Indebtedness to [        ]* not exceeding [            ]* or any such
Indebtedness shall be declared or otherwise become due prior to its stated maturity; or

     9.7 (a) The Borrower or PixTech S.A. shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower or PixTech S.A. shall make a general assignment for the benefit of its creditors; or (b) there shall be commenced against the Borrower or PixTech S.A. any case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (c) there shall be commenced against the Borrower or PixTech S.A. any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded or appealed against


* Confidential Treatment Requested
pending appeal within sixty (60) days from the entry thereof; or (d) the Borrower or PixTech S.A. shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the actions set forth in clause (a), (b) or (c) above; or (e) the Borrower or PixTech S.A. shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

     9.8   One or more judgments or decrees for an aggregate amount in excess of
[           ]* shall be entered against the Borrower or PixTech S.A. and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within thirty (30) days from the entry thereof or in any event later than five days prior to the date of any proposed sale thereunder; or

     9.9   Any Material Adverse Effect shall occur; or

     9.10 The Lender shall fail to have an enforceable Lien (subject only to such prior Liens as the Lender shall have consented to in writing) on the Collateral; or

     9.11 Any financial or other information delivered by the Borrower or PixTech S.A. to the Lender proves to be false or misleading in any material respect; or

     9.12 PixTech S.A. shall fail to observe or comply with any material term or condition of any Loan Document to which it is a party, provided that the Lender shall determine what is a material term or condition thereof in its sole and reasonable discretion; or

     9.13 The Distribution and Financing Agreement dated July 21, 1997 between the Lender and the Borrower shall terminate; or

     9.14 The CEA Letter shall for any reason, cease to be in full force and effect.

                                     THEN:
                                     ----

           (a) Automatically upon the occurrence of an Event of Default under

Section 9.7 above; and
------------

           (b) In all other cases, at the option of the Lender and effective immediately upon notice to the Borrower that the Lender exercises such option (which right to exercise such option shall be irrespective of whether or not the Borrower shall have delivered a notice to the Lender pursuant to Section 7.5), the outstanding principal balance of the Loans, interest accrued but unpaid thereon and all other amounts payable hereunder shall become immediately due and payable, without demand upon or presentment to the Borrower, which are expressly waived by the Borrower, and the Lender may immediately exercise all rights, powers and remedies available to it at law, in equity or otherwise.

10.  Registration Rights.
     -------------------

     The Borrower covenants and agrees as follows:

     10.1  Definitions.  For purposes of this Section 10:
           -----------

           (a) "Register," "Registered," and "Registration" refer to a
                --------    ----------        ------------
registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document;

           (b) "Registrable Securities" means (1) the Conversion Shares and (2)
                ----------------------
any security of the Borrower issued as (or issuable upon the conversion or exercise of any warrant,

* Confidential Treatment Requested
right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Conversion Shares;

           (c) The number of shares of "Registrable Securities then outstanding"
                                        ---------------------------------------
shall be determined by the number of shares of Common Stock, and other securities, outstanding which are Registrable Securities but shall not include
                                                                   ---
Registrable Securities once sold by the Holder pursuant to a registered sale following a registration effected hereunder.

           (d) "Holder" shall mean any person owning or having the right to
                ------
acquire Registrable Securities or any assignee thereof in accordance with
Section 10.10; and

           (e) "Form S-3" shall mean such form under the 1933 Act as in effect
                --------
on the date hereof or any registration form under the 1933 Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Borrower with the SEC.

           (f) "SEC" means the U.S. Securities and Exchange Commission.
                ---

     10.2  Request for Registration.
           ------------------------

           (a) Subject to the Holder's Conversion Rights and to the additional terms and conditions set forth below, within 60 days following receipt of a written request from the Holder requesting the Registration of no less than a majority of the Registrable Securities then outstanding, the Borrower shall file a registration statement under the 1933 Act covering the registration of such Registrable Securities.

           (b) If the Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Borrower as a part of its request made pursuant to this Section 10.2. The underwriter will be selected by the Holder and shall be reasonably acceptable to the Borrower. In such event, the right of the Holder to include Registrable Securities in such registration shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Borrower as provided in Section 10.4 (e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting as provided above.

           (c) Notwithstanding the foregoing, if the Borrower shall furnish to the Holder a certificate signed by the President of the Borrower stating that in the good faith judgment of the Board of Directors of the Borrower, it would be seriously detrimental to the Borrower and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Borrower shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holder; provided, however, that the Borrower may not utilize this right more than once in any twelve-month period.

     10.3  Borrower Registration.  If the Borrower proposes to register
           ---------------------
(including for this purpose a registration effected by the Borrower for shareholders other than the Holder) any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to employees of the Borrower pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Borrower shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within 20 days after mailing of such notice by the Borrower in accordance with Section 11.8, the Borrower shall, subject to Section 10.7, and subject to the rights of those existing stockholders of the Borrower who have been granted registration rights previously, cause to be registered under the 1933 Act the Registrable Securities that the Holder has requested to be registered; provided that the Borrower shall have the right to postpone or withdraw any registration effected pursuant to this Section 10.3 without obligation to the Holder.

     10.4  Obligations of the Borrower.  Whenever required under this Section 10
           ---------------------------
to effect the registration of any Registrable Securities, the Borrower shall, as expeditiously as reasonably possible:

           (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective for up to 120 days.

           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

           (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

           (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or U.S. state "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Borrower shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement.

           (f) Notify the Holder at any time when a prospectus relating to a registration statement covering Registrable Securities is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

           (g) Furnish, at the request of the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 10 if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Borrower for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder and (ii) a letter dated such date, from the independent certified public accountants of the Borrower, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder.

     10.5  Expenses of Demand Registration.  All expenses other than
           -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings and qualifications pursuant to Section 10.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Borrower, and the reasonable fees and disbursements of one counsel for the Holder, shall be borne by the Borrower; provided, however, that the Borrower shall not be required to
                 --------  -------
pay for any expenses
of any registration proceeding begun pursuant to Section 10.2 if the registration request is subsequently withdrawn at the request of the Holder (in which case the Holder shall bear such expenses); provided further, however, that if at the time of such withdrawal, the Holder has learned of a material adverse change in the condition, business, or prospects of the Borrower from that known to the Holder at the time of its request and has withdrawn the request with reasonable promptness following disclosure by the Borrower of such material adverse change, then the Holder shall not be required to pay any of such expenses and shall retain its rights pursuant to Section 10.2.

     10.6  Expenses of Borrower Registration.  The Borrower shall bear and pay
           ---------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 10.3 for the Holder, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Borrower, but excluding underwriting discounts and commissions relating to Registrable Securities and the fees of special counsel to the Holder, which shall be borne by the Holder.

     10.7  Underwriting Requirements.  In connection with any offering involving
           -------------------------
an underwriting of shares of the Borrower's capital stock, the Borrower shall not be required under Section 10.3 to include any of the Holder's securities in such underwriting unless it accepts the terms of the underwriting as agreed upon between the Borrower and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Borrower. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Borrower that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Borrower shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders), subject to the rights of those existing stockholders of the Borrower who have been granted registration rights previously.

     10.8  Indemnification.  In the event any Registrable Securities are
           ---------------
included in a registration statement under this Section 10:

           (a) To the extent permitted by law, the Borrower will indemnify and hold harmless the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act and other U.S. federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"): (i) any untrue statement or alleged untrue
               ---------
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Borrower of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Borrower will pay to the Holder and each such underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Borrower (which consent shall not be unreasonably withheld), nor shall the Borrower be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, or any such underwriter or controlling person.

           (b) To the extent permitted by law, the selling Holder will indemnify and hold harmless the Borrower, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Borrower within the meaning of the 1933 Act, any underwriter, any controlling person of any such underwriter, against any losses, claims, damages, for liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act and other U.S. federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 10.8(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that in no event shall any indemnity under this Section 10.8(b) exceed the gross proceeds from the offering received by the Holder.

           (c) Promptly after receipt by an indemnified party under this Section
10.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10.8 deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.8.

           (d) The obligations of the Borrower and the Holder under this Section
10.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 10, and otherwise.

     10.9  Reports Under Securities 1934 Act.  With a view to making available
           ---------------------------------
to the Holder the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Borrower to the public without registration or pursuant to a registration on Form S-3, the Borrower agrees to:

           (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Borrower for the offering of its securities to the general public;

           (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holder to utilize Form S-3 for the sale of Registrable Securities;

           (c) file with the SEC in a timely manner all reports and other documents required of the Borrower under the 1933 Act and the 1934 Act; and

           (d) furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Borrower that it has complied with the reporting requirements of SEC Rule 144, the 1933 Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Borrower and such other reports and documents so filed by the Borrower, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

    10.10  No Right to Assign Registration Rights.  The rights to cause the
           --------------------------------------
Borrower to register Registrable Securities pursuant to this Section 10 may not be assigned by the Holder without the prior written consent of the Borrower, which consent may be granted or denied in the sole discretion of the Borrower.

    10.11  Limitations on Subsequent Registration Rights.  From and after the
           ---------------------------------------------
date of this Agreement and until the rights granted in this Section 10 terminate pursuant to Section 10.13 below, the Borrower shall not, without the prior written consent of the Holder, enter into any agreement with any holder or prospective holder of any securities of the Borrower which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 10.2 unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holder which is included, or (b) to make a demand for registration which could result in such registration statement being declared effective within 180 days after the effective date of any registration effected pursuant to Section 10.2

    10.12  Amendment of Registration Rights.  Any provision of this Section
           --------------------------------
10 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Borrower and Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Holder and the Borrower.

    10.13  Termination.  The Holder's registration rights hereunder shall
           -----------
terminate as to any Registrable Securities upon the earlier of (i) six months after the issuance of the Conversion Shares, (ii) effectuation by the Company of two registrations pursuant to Section 10.2 which registrations have been declared or ordered effective and pursuant to which Registrable Securities have been sold or (iii) such time as the Borrower can sell all Registrable Securities without restriction under Rule 144.

11.  Miscellaneous Provisions
     ------------------------

     11.1  No Assignment.  The Borrower may not assign its rights or obligations
           -------------
under this Agreement without the prior written consent of the Lender. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Borrower, its successors and assigns.

     11.2  Amendments.  This Agreement may not be amended or terms or provisions
           ----------
hereof waived unless such amendment or waiver is in writing and signed by the Lender and the Borrower.

     11.3  Cumulative Rights; No Waiver.  The rights, powers and remedies of the
           ----------------------------
Lender hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Borrower and the Lender relating hereto, at law, in equity or otherwise. No delay or failure by the Lender to exercise any right, power or remedy shall constitute a waiver thereof, and no single or partial exercise by the Lender of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

     11.4  Entire Agreement.  This Agreement and the documents and agreements
           ----------------
referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

     11.5  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of California, without giving effect to choice of law rules.

     11.6  Waiver of Jury Trial.  THE BORROWER AND THE LENDER EACH HEREBY WAIVES
           --------------------
ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     11.7  Counterparts.  This Agreement and the other Loan Documents may be
           ------------
executed in any number of counterparts, all of which together shall constitute one agreement.


     11.8  Notices.  All notices required or permitted under this Agreement will
           -------
be in writing in the English language, will reference this Agreement and will be deemed given: (a) when delivered personally; (b) when sent by confirmed facsimile; or (c) three Business Days after deposit with a commercial overnight carrier specifying next-day delivery, with written verification of receipt..
All communications will be sent to the addresses set forth below (or to such other address as may be designated by a party by giving written notice to the other party pursuant to this Section 11.8).
                             -------------

The Lender             Sumitomo Corporation
                       1-2-2, Hitotsubashi, Chiyoda-ku
                       Tokyo, 100 Japan
                       Attention: Mr. Yoshihiro Bito
                       General Manager, Electronics Department
                       Tel 81 3 3230 77 33
                       Fax 81 3 3230 79 36

The Borrower           PixTech, Inc.
                       Avenue Olivier Perroy
                       Zone Industrielle de Rousset
                       13790 Rousset, France
                       Attention: Yves Morel
                       Chief Financial Offier
                       Tel: 33 4 42 29 10 00
                       Fax 33 4 42 29 05 09

     11.9  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations under this Agreement or any of the other Loan Documents and any such assignment or transfer in violation hereof shall be null and void.

    11.10  Counterparts.  This Agreement may be executed in any number of
           ------------
separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

    11.11  Severability.  If any provision of this Agreement is declared invalid
           ------------
or unenforceable by any lawful tribunal, then it shall be adjusted to conform to legal requirements of that tribunal and that modification shall automatically become a part of this Agreement. If no adjustment can be made, the provision shall be deleted as though never included in this Agreement and the remaining provisions of this Agreement shall remain in full force and effect unless such invalidity or unenforceability causes substantial deviation from the underlying intent of the parties expressed in this Agreement, in which case the parties shall replace the invalid or unenforceable provision with a valid or enforceable provision which corresponds as far as possible to the spirit and purpose of the invalid or unenforceable provision.

    11.12  English Language.  All documents to be delivered under this Agreement
           ----------------
shall be in the English language.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              PIXTECH, INC.


                              By     /s/ Jean-Luc Grand-Clement
                                     ---------------------------
                              Name   Mr. Jean-Luc Grand-Clement
                              Title  President and CEO



                              SUMITOMO CORPORATION

                              By     /s/ Akio Yamane
                                     ----------------
                              Name   Mr. Akio Yamane
                              Title  Assistant General Manager
                                     Electronics Department